SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2002

PHARMANETICS, INC.
(Exact name of registrant as specified in its charter)

North Carolina
(State or other jurisdiction of incorporation)

0-25133	56-2098302
(Commission file Number)	(IRS Employer ID Number)

9401 Globe Center Drive, Morrisville, North Carolina 27560
(Address of principal executive offices) (Zip Code)

919-582-2600
Registrant’s telephone number, including area code

NA
(Former name or former address, if changed since last report)

Item 5.   Other Events.

      On November 18, 2002, the Registrant issued the press release filed herewith as Exhibit 99.1.

Item 7.   Exhibits

      (c) Exhibits

                Exhibit No.

99.1	Press release issued on November 18, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMANETICS, INC.

Date: November 20, 2002	/s/ John P. Funkhouser
John P. Funkhouser President and Chief Executive Officer